Parnassus Mid Cap Fund

Investor Class PARMX | Institutional Class PFPMX

September 22, 2025

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information, each dated April 28, 2025

Effective September 16, 2025, Matthew D. Gershuny is no longer a portfolio manager of Parnassus Mid Cap Fund (the “Fund”). The portfolio managers of the Fund who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio will continue to be Lori A. Keith and Ian E. Sexsmith.

Accordingly, effective immediately, the disclosure concerning Matthew D. Gershuny in the (i) “Portfolio Managers” section of the Fund’s Prospectus and Summary Prospectus and (ii) “Management of the Funds” section of the Prospectus is deleted.

In addition, effective immediately, the disclosure concerning Matthew D. Gershuny in the tables in the “Portfolio Managers” section of the Statement of Additional Information is deleted.

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Please Read Carefully and Keep for Future Reference